UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2011

DALIAN CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52185 (Commission File Number)

N/A

(I. R. S. Employer Identification No.)

850 West Hastings Street, Suite 900, Vancouver, BC, Canada V6C 1E1 (Address of principal executive offices, including zip code)

604-801-5022

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425) ( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CRF 240.14d-2(b) ) ( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CRF 240.13e-4(c) )

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On July 25, 2011, Dalian Capital Group, Inc. (the “Company”) formally informed Li & Company, PC of their dismissal as the Company’s independent registered principal accountant.

During the Company’s two most recent fiscal years preceding the termination of Li & Company, PC, and through July 25, 2011, there were no disagreements with Li & Company, PC which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li & Company, PC, would have caused Li & Company, PC to make reference to the subject matter of the disagreements in connection with its report.  Li & Company, PC, as the Company’s principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that the report of Li & Company, PC for the fiscal years ended December 31, 2010 and 2009 indicated conditions which raised substantial doubt about the Company’s ability to continue as a going concern.

We provided Li & Company, PC with a copy of this disclosure before its filing with the Securities and Exchange Commission (“SEC”).  We requested that Li & Company, PC provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by Li & Company, PC is filed as Exhibit A to this Form 8-K.

On July 25, 2011, the Board of Directors of the Company approved and authorized the engagement of James Stafford Chartered Accountants of Vancouver, British Columbia, as the principal independent accountant for the Company.

During the two most recent fiscal years and through July 25, 2011, the Company had not consulted with James Stafford Chartered Accountants regarding any of the following:

(i)

The application of accounting principles to a specific transaction, either completed or proposed, or the type of audit of audit opinion that may be rendered on the Company’s financial statements, and James Stafford Chartered Accountants did not provide either a written report or oral advice to the Company that James Stafford Chartered Accountants concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or

(ii)

The subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 9.01 EXHIBITS

A:

Letter from Li & Company, PC, dated August 11, 2011, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1034, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2011

By: /s/ Erwin Liem

Name: Erwin Liem

Title: Director

Exhibit A

August 11, 2011

U.S. Securities and Exchange Commission

100 F Street, N.E. Washington DC 20549-7561

Re:

Dalian Capital Group, Inc.

Commission File Number (000-52815) Commissioners:

We have read Item 4.01 of Form 8-K dated August 11, 2011, of Dalian Capital Group, Inc. and are in agreement with the statements contained therein insofar as they relate to our dismissal and our audits of balance sheets of Dalian Capital Group, Inc., a development stage company, (the “Company”) as of December 31, 2010 and 2009 and the related statements of operations, stockholder’s deficit and cash flows for the years then ended and for the period from May 31, 2006 (inception) through December 31, 2010.